EXHIBIT 99
                           ==========

        Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
----------------------------------------------------------------------

In connection with the Quarterly Report of 4forGolf, Inc. (Registrant) on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David Knapfel, Chief Executive Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: May 13, 2003           /s/ David Knapfel
                              ----------------------------------
                              Chief Executive Officer of
                              4forGolf, Inc., Registrant